Exhibit 10.1

Execution Version

Certain personally identifiable information has been omitted from this exhibit pursuant to
Item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”) is made as of the 8th day of May, 2026 (the “Effective Date”), by and among Melar Acquisition Corp. I, a Cayman Islands exempted company (“Melar Acquisition”), and Melar Capital Group LLC, a New York limited liability company (“Melar Capital”) (collectively and individually, the “Melar Lender”), YA II PN, Ltd., a Cayman Island exempt limited company (the “YA Lender”), Everli Global Inc., a Nevada corporation, for itself and on behalf of its subsidiaries (collectively, “Maker”), Salvatore Palella, a resident of the State of Connecticut (“Palella”), and Palella Holdings LLC, a Delaware limited liability company (“Holdings”).

RECITALS

A. As of the date hereof, Maker and Melar Lender have entered into those certain promissory notes and pledge agreements set forth on Schedule A and Schedule A-1 hereto and made a part hereof (and together with the Melar Notes (as defined below) and any other documents, agreements, instruments and Guaranties (as defined below) evidencing, in respect of, relating to, or guaranteeing or securing any loans which have been advanced, loaned or extended by Melar Lender to Maker prior to the Effective Date or which may be advanced, loaned or extended by Melar Lender to Maker from and after the date hereof, collectively, as amended, restated, supplemented or otherwise modified from time to time, the “Melar Loan Documents”), pursuant to which, among other things, (i) the Melar Lender has made, or has agreed to make, certain loans and advances to Maker as more particularly set forth therein, (ii) Maker, for itself and on behalf of its subsidiaries, has granted, or has agreed to grant, a continuing, first priority, perfected security interest in, and lien upon, all of Maker’s and its subsidiaries’ respective interests in the Maker Collateral (as therein defined), (iii) Maker’s subsidiaries have guaranteed or have agreed to guarantee, the obligations of Maker under the Melar Loan Documents in favor of Melar Lender as more particularly set forth therein, (iv) Maker Subsidiaries have granted, or have agreed to grant, a continuing, first priority, perfected interest in and lien upon the Pledged Collateral (as therein defined), (v) Palella and Holdings have guaranteed, or have agreed to guarantee, the obligations of Maker under the Melar Loan Documents in favor of Melar Lender as more particularly set forth therein, and (vi) the Pledging Stockholder has granted, or have agreed to grant, a continuing, first priority, perfected security interest in and lien upon the Pledged Shares (as therein defined).

B. As of the date hereof, Maker and YA Lender have entered into the YA Note Purchase Agreement (as defined below) and the Convertible Promissory Note set forth on Schedule B and Schedule B-1 hereto and made a part hereof (and together with the YA Notes (as defined below) and any other documents, agreements, instruments, and Guaranties evidencing, in respect of, relating to, or guaranteeing or securing any loans which have been advanced, loaned, extended by YA Lender to Maker pursuant to the terms of the YA Note Purchase Agreement and any YA Note prior to the Effective Date or which may be advanced, loaned or extended by YA Lender to Maker from and after the date hereof pursuant to the YA Note Purchase Agreement or any YA Note, collectively, as amended, restated, supplemented or otherwise modified from time to time, the “YA Loan Documents”), pursuant to which, among other things, (i) the YA Lender has made, or has agreed to make, certain loans and advances to Maker as more particularly set forth in the YA Note Purchase Agreement, (ii) Maker, on behalf of its subsidiaries, has agreed that such subsidiaries shall guarantee (and such subsidiaries as of the Effective Date have guaranteed) the obligations of Maker under the YA Loan Documents, (iii) Maker, for itself and on behalf of its subsidiaries, and its subsidiaries has granted, or has agreed to grant, a continuing, first priority, perfected security interest in and lien upon all of Maker’s and its subsidiaries’ respective property and assets as more particularly set forth Security Documents (as defined in the YA Note Purchase Agreement), (iv) Palella and Holdings have guaranteed, or have agreed to guarantee, the obligations of Maker under the YA Loan Documents in favor of YA Lender as more particularly set forth in the YA Note Purchase Agreement, and (v) the Pledging Stockholder has granted, or have agreed to grant, a continuing, first priority, perfected security interest in and lien upon certain of their respective property and assets as more particularly defined in the Security Documents (as defined in the YA Note Purchase Agreement).

C. It is contemplated by the YA Note Purchase Agreement that Melar Lender and YA Lender shall enter into an intercreditor agreement.

D. Melar Lender and YA Lender desire to enter into this Agreement in order to set forth certain of their relative rights under the Melar Loan Documents and the YA Loan Documents as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1
DEFINED TERMS

Section 1.01 Certain Definitions. The following terms shall have the meanings herein specified unless the context otherwise requires (such meanings to apply to such terms in both the singular and plural forms):

“Affiliate” of any Person shall mean, as of the time of determination of affiliation, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Bankruptcy Code” shall have the meaning set forth in the definition of “Insolvency Proceeding”.

“Business Day” shall mean day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required by law to be closed, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.

“Collateral” shall mean, collectively, the Melar Collateral and the YA Collateral.

“Disposition” or “Dispose” shall mean, with respect to any interest in property, the sale, assignment, transfer, lease (as lessor), license or other disposition of such interest in such property (or the granting of any option or other right to do any of the foregoing).

“Distribution” shall mean, with respect to any indebtedness, obligation or security, (a) any payment (howsoever categorized) or distribution by any Person of cash, securities or other property (including, without limitation, any payment in the form of a deferred purchase price, earnout or other contingent obligation), by set-off or otherwise, on account of such indebtedness, obligation or security or (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Person, whether voluntary or involuntary.

“Guaranty/ies” shall mean any and all guaranties and guarantees (whether limited or unlimited, whether conditional or unconditional, whether absolute or contingent, whether primary or secondary, and whether by Palella, Holdings, Maker’s subsidiaries or otherwise) securing the obligations of Maker under the Melar Loan Documents in favor of Melar Lender and/or the obligations of Maker under the YA Loan Documents to YA Lender (including, without limitation, the Global Guaranty Agreement (as defined in the YA Note Purchase Agreement) and the Secured Guaranty Agreements of Maker’s subsidiaries in favor of Melar Lender).

“Insolvency Proceeding” shall mean any proceeding under Title 11 of the United States Code (11 U.S.C. Sec. 101 et. seq.), as amended from time to time and any successor statute and all rules and regulations promulgated thereunder (the “Bankruptcy Code”) or any other federal, state, provincial or foreign conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, liquidation, reorganization, or other similar proceeding granting debtor relief or affecting creditors’ rights generally, in respect of any Loan Party, any action for the dissolution of any Loan Party, any proceeding (judicial or otherwise) concerning the application of the assets of any Loan Party, for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of any Loan Party or any other action concerning the adjustment of the debts of any Loan Party, or the cessation of business by any Loan Party.

“Lender Indebtedness” shall mean, as the context requires, (a) with respect to Melar Lender, the Melar Indebtedness, and (b) with respect to YA Lender, the YA Indebtedness.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Parties” shall mean, collectively, Maker, all subsidiaries of Maker, Palella, Holdings, any other guarantors guaranteeing Maker’s obligations under the Melar Loan Documents and/or the YA Loan Documents, and any other pledgors granting security interests in, and liens upon, their respective properties or assets to secure Maker’s obligations under the Melar Loan Documents and/or the YA Loan Documents.

“Melar Collateral” shall mean, collectively, (i) the Maker Collateral (as defined in the Melar Loan Documents), (ii) the Pledged Shares (as defined in the Melar Loan Documents), (iii) the Collateral (as defined in the Melar Loan Documents), (iv) any other collateral of Maker, its subsidiaries, the Pledging Stockholder, any other Loan Party and/or any other pledgors securing the Loan Parties’ obligations under the Melar Loan Documents, and (v) all other assets and properties purported to be pledged to Melar Lender to secure the Loan Parties’ obligations under the Melar Loan Documents.

“Melar Indebtedness” shall mean, collectively, all of the indebtedness, liabilities and obligations of Maker, its subsidiaries, the Pledging Stockholder, Palella, any other guarantor or pledgor provided in any of the Melar Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith.

“Melar Notes” shall mean, collectively, the promissory notes of Maker evidencing or otherwise relating to the Melar Indebtedness, including, without limitation, the promissory notes set forth on Schedule A hereto.

“Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of July 30, 2025, by and among Maker, Melar Acquisition and the other parties named therein, as amended, and as it may be further amended, modified or supplemented.

“Paid in Full” or “Payment in Full” shall mean, as of any date of determination with respect to the Melar Indebtedness or the YA Indebtedness, as applicable, that: (a) all of such Melar Indebtedness or YA Indebtedness, as applicable (except as set forth in clauses (c) or (d) below and other than contingent indemnification obligations with respect to which a claim has not been asserted by Melar Lender or YA Lender) has been indefeasibly paid in full in cash, (b) all commitments to extend credit under the Melar Loan Documents or the YA Loan Documents, as applicable, have expired or terminated and no Person has any further right to obtain any loans, advances or other extensions of credit under the Melar Loan Documents or the YA Loan Documents, as applicable, (c) any costs, expenses and contingent indemnification obligations which are not yet due and payable but with respect to which a claim has been asserted by Melar Lender, are backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to Melar Lender) or cash collateralized, in each case in an amount reasonably estimated by Melar Lender to be the amount of costs, expenses and contingent indemnification obligations that may become due and payable, and (d) any costs, expenses and contingent indemnification obligations which are not yet due and payable but with respect to which a claim has been asserted by YA Lender, are backed by standby letters of credit (issued by a bank, and in form and substance, acceptable to YA Lender) or cash collateralized, in each case in an amount reasonably estimated by YA Lender to be the amount of costs, expenses and contingent indemnification obligations that may become due and payable.

“Party” shall mean, as the context requires, either YA Lender or Melar Lender, and “Parties” shall mean the YA Lender and the Melar Lender, collectively.

“Person” means a natural person, corporation, general or limited partnership, limited liability company, exempted company, exempt limited company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Pledging Stockholder” means, as the context requires, (a) with respect to the portion of the Melar Indebtedness relating to the Amended and Restated Secured Promissory Note and Pledge Agreement, dated as of August 18, 2025, made by Maker and Holdings in favor of Melar Acquisition Corp. I, as amended, Holdings, (b) with respect to the Melar Indebtedness (other than as expressly set forth in clause (a) above), Palella and Holdings, and (c) with respect to YA Indebtedness, Palella and Holdings.

“YA Collateral” shall mean, collectively, (i) all “Collateral” (as defined in the YA Note Purchase Agreement), (ii) all “Collateral” (as defined in the Pledge and Security Agreement referred to in the YA Note Purchase Agreement), (iii) all “Collateral” (as defined in the Pledge Agreement (Stockholder) referred to in the YA Note Purchase Agreement, (iv) any other collateral of Maker, its subsidiaries, the Pledging Stockholder, any other Loan Party and/or any other pledgors securing the Loan Parties’ obligations under the YA Loan Documents, and (v) all other assets and properties purported to be pledged to YA Lender to secure the Loan Parties’ obligations under the YA Note Purchase Agreement, the YA Notes and the other Transaction Documents referred to therein.

“YA Indebtedness” shall mean, collectively, all of the indebtedness, liabilities and obligations of Maker, its subsidiaries, the Pledging Stockholder, Palella, any other guarantor or pledgor provided in any of the YA Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith.

“YA Notes” shall mean, collectively, the promissory notes of Maker evidencing or otherwise relating to the YA Indebtedness, including, without limitation, the YA Note set forth on Schedule B hereto and any other notes which may be issued by Maker in favor of YA Lender pursuant to the YA Note Purchase Agreement.

“YA Note Purchase Agreement” shall mean that certain Note Purchase Agreement dated March 6, 2026 by and between Maker and YA Lender, as amended, amended and restated, supplemented, or otherwise modified from time to time.

ARTICLE 2
CONSENT OF MELAR LENDER AND YA LENDER; PRINCIPAL PAYMENTS AND CERTAIN CONVERSION RIGHTS of THE melar indebteDness and THE ya indebtedness

Section 2.01 Consent of Melar Lender and YA Lender. Melar Lender hereby consents to the terms of the YA Loan Documents and acknowledges that the entry into the transactions provided therein shall not constitute a default or event of default under the Melar Loan Documents, notwithstanding any provisions therein to the contrary. YA Lender hereby consents to the terms of the Melar Loan Documents and acknowledges that the entry into the transactions provided therein shall not constitute a default or event of default under any of the YA Loan Documents, notwithstanding any provision therein to the contrary.

Section 2.02 Melar Notes and YA Notes Pari Passu; Application of Principal Payments.

(a) The indebtedness evidenced by each of the Melar Notes and the YA Notes shall rank equally without preference or priority of any kind over one another.

(b) (i) For all payments, prepayments, repayments, installment payments, Distributions and recoveries under any of the Melar Loan Documents and/or the YA Loan Documents of principal (whether to be made prior to, during or after the pendency of any Insolvency Proceeding and whether to be made at maturity, upon acceleration, as scheduled or otherwise) under the Melar Notes and/or or the YA Notes (collectively, “Principal Payments”), such Principal Payments shall be paid on a pari passu basis and applied ratably and proportionately on the outstanding principal balances of the Melar Notes and the YA Notes (in each instance, determined in good faith by the Melar Lender and the YA Lender at the time of such payments are to be made, immediately prior to the making of such payments); provided, however, the foregoing notwithstanding shall not apply to any of the following: (i) accrued interest on the Melar Notes and/or the YA Notes, (ii) payment of any fees or premiums (including, the Payment Premiums and/or the Redemption Premiums (as each such term is defined in the YA Notes)) in accordance with the terms of the YA Notes, (iii) payment of attorneys’ fees and expenses in accordance with the terms of the Melar Loan Documents or the YA Loan Documents (including, the $45,000 additional reimbursement for YA Lender’s legal fees provided in the YA Note Purchase Agreement), (iv) (A) any conversion of amounts outstanding under the YA Loan Documents that is converted into common stock or equity of Maker (or its successor) or Melar Acquisition (or its successor) in accordance with the terms of the YA Loan Documents, or (B) any conversion of amounts outstanding under the Melar Loan Documents that is converted into shares of common stock or equity of Maker (or its successor) or Melar Acquisition (or its successor) in accordance with the terms of the Melar Loan Documents, (v) the Equity Shares (as defined in the YA Note Purchase Agreement) convertible into or exchangeable for up to 600,000 Surviving Equity Shares (as defined in the YA Note Purchase Agreement), and (vi) the proceeds from the sale, transfer or assignment of the Melar Indebtedness, the Melar Loan Documents, the YA Indebtedness and the YA Loan Documents by Melar Lender and YA Lender, as applicable, subject to Section 6.07 of this Agreement, pursuant to Section 2.06 or Section 6.07(b) or (c). For the avoidance of doubt, (i) the OID Discounts (as defined in the Melar Notes) shall be deemed to constitute, without duplication, part of the principal of the Melar Notes, (ii) the discount equal to 10% of the principal amount of each tranche of the Advance (as defined and as provided in Section 1(b) of the YA Note Purchase Agreement) shall be deemed to constitute, without duplication, part of the principal of the YA Notes, and (iii) Melar Lender and the YA Lender shall have the right to receive the payments and recoveries provided in this Section 2.02 notwithstanding any prohibition, restriction, or condition in the Melar Loan Documents and/or the YA Loan Documents or any provisions therein to the contrary, subject to the terms of this Agreement.

(ii) At least three (3) Business Days prior to the making of any Principal Payment under the YA Loan Documents or the Melar Loan Documents, the Loan Parties shall deliver written notice to the YA Lender and the Melar Lender of (and confirm) (i) the then outstanding principal amount of the Melar Indebtedness and the YA Indebtedness (prior to the making of the proposed Principal Payment), (ii) the proposed Principal Payment to be made to the YA Lender and to the Melar Lender, respectively, and (iii) the proposed date of the Principal Payment to be made to the YA Lender and the Melar Lender, together with such other information as the Melar Lender or the YA Lender may request from time to time. The YA Lender and the Melar Lender shall use reasonable efforts to confirm the amount of proposed Principal Payment to be made to itself and to the other Party and, if any Party disagrees with the proposed Principal Payment amount it (or the other Party) is to receive, such Party agrees to notify in writing the other Party and the Loan Parties of such disagreement and provide a reasonably detailed explanation of such disagreement. The Parties agree to work in good faith to resolve any issue arising with respect to the allocation of Principal Payments to be made under this Section 2.02. Notwithstanding any such disagreement, the Loan Parties shall make the proposed Principal Payment to the Parties as set forth in its written notice, and by acceptance of such amounts by the Melar Lender and the YA Lender, the Parties affirm their respective turnover obligations set forth in Section 2.05. The Loan Parties shall not pay, prepay, repay, redeem or make any Distributions in any manner not permitted by this Agreement, including, as set forth in this Section 2.02, and neither the YA Lender nor the Melar Lender shall accept any payment, prepayment, repayment, redemption or Distribution not permitted by this Agreement, including Principal Payments as set forth in this Section 2.02.

(c) For the avoidance of doubt, nothing in this Section 2.02 shall be deemed to prohibit or limit (i) the rights of Melar Lender to convert the Melar Indebtedness into equity of Melar Acquisition (or its successor) or Maker (or its successor) in accordance with, and subject to, the Melar Loan Documents, or (ii) the rights of the YA Lender to convert the YA Indebtedness into equity of Melar Acquisition (or its successor) or Maker (or its successor) in accordance with, and subject to, the YA Loan Documents, or (ii) the conversions of Melar Indebtedness or YA Indebtedness into equity of Maker (or its successor) in accordance with, and subject to, the terms of Section 2.07 below.

(d) Each Party hereby agrees that it will not, directly or indirectly, willingly take any action in bad faith to reduce, limit, decrease, abate, eliminate or forgive any principal of their respective Lender Indebtedness (except for the conversions permitted by Section 2.02(c) above) or to recharacterize or disguise any such principal as a fee, premium or other amount or payment.

Section 2.03 Priorities of Liens.

(a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment or perfection of the Liens in favor of Melar Lender and/or YA Lender (including, in each case, irrespective of whether any such Liens is granted (or secures the Melar Indebtedness or YA Indebtedness relating to the period) before or after the commencement of Insolvency Proceeding of any Loan Party), (ii) any conflicting terms or conditions which may be contained in any of the Melar Loan Documents or the YA Loan Documents, (iii) any contrary provision of the Uniform Commercial Code or any other applicable law, (iv) any defect or deficiency in, or failure to attach or perfect, any such Liens, (v) the invalidity or unenforceability of any such Liens, or (vi) any other circumstances whatsoever, each of Melar Lender and YA Lender hereby covenants, agrees with, and acknowledges to one another that Melar Lender and YA Lender shall share in the Collateral and the proceeds and products thereof, in whatever form the same may be in, pari passu up to the amount of the Melar Indebtedness and the YA Indebtedness. Notwithstanding anything to the contrary contained in this Agreement, at any time no Party shall subordinate its Lien to any other Person without the prior written consent of the other Party, whether prior to, during or following an Insolvency Proceeding or otherwise.

(b) The Liens priorities provided in this Agreement (i) shall continue to be effective with respect to any part of the Collateral whether such Liens are declared, or ruled, to be invalid, unenforceable, void or not allowed by a court of competent jurisdiction or otherwise, and (ii) shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any of the Melar Loan Documents and/or the YA Loan Documents, nor by any action or inaction which Melar Lender or YA Lender may take or fail to take in respect of the Collateral, as applicable, nor by whether Melar Lender or YA Lender holds possession of any such Collateral.

(c) The Loan Parties and the Pledging Stockholder each acknowledge and agree that the assets and properties constituting Melar Collateral and YA Collateral, as of the Effective Date, are the same. It is the intention of the Loan Parties, the Pledging Stockholder, Melar Lender and YA Lender that after the Effective Date the Melar Collateral and the YA Collateral shall be substantially the same, unless either Melar Lender or YA Lender declines to accept a security interest and Lien on any asset or property offered as Collateral (it being acknowledged and agreed by the Parties that if a Party does not formally decline an offer for a security interest and Lien on additional assets and properties of a Person, the other Party may still accept an offer for a security interest and Lien on such additional assets and properties). Maker shall cause any subsidiary of Maker that is a Loan Party and any other Loan Party to execute a joinder to this Agreement to acknowledge its obligations hereunder as if it was an original signatory hereto as of the Effective Date. From and after the Effective Date, none of the Loan Parties shall grant a security interest and Lien on any of its assets or properties to Melar Lender or YA Lender without, at substantially at the same time, offering to grant a security interest and Lien on such assets or properties to the other Party. If at any time any Person that is not a Loan Party signatory hereto (such Person, herein referred to as a “New Grantor”) offers to grant a security interest and Lien on any asset or property of such New Grantor to a Party, (i) and if any equity of Maker shall be part of such offered assets or property, Maker shall use its best efforts to cause such New Grantor to offer a security interest and Lien on such equity to the other Party and (ii) the Party that received such an offer from the New Grantor shall condition its acceptance on the New Grantor making the same offer to the other Party. The foregoing notwithstanding Melar Lender acknowledges that, as of the Effective Date, Palella has granted a security interest in, and Lien on, equity of Maker held by Palella, individually, and no such conditional to acceptance is required as herein provided.

(d) Notwithstanding Section 2.03(b) above,

(1) As of the Effective Date, YA Lender hereby appoints Melar Lender as its gratuitous bailee / gratuitous agent for purposes of perfecting its Liens on such items of the Collateral which may be perfected by control (such Collateral herein, the “Pledged Collateral”), including, without limitation, certificates evidencing the stock of Maker issued to Holdings, in its capacity as Pledging Stockholder, and the stock and other equity interests of Maker’s subsidiaries issued to Maker.

(2) As of the Effective Transfer Date (as defined below), Melar Lender hereby appoints YA Lender as its gratuitous bailee / gratuitous agent for purposes of perfecting its Liens on the Pledged Collateral, including, without limitation, certificates evidencing the stock of Maker issued to Holdings and the stock and other equity interests of Maker’s subsidiaries issued to Maker.

(3) Neither Melar Lender nor YA Lender shall have any obligation to the other Party to ensure that any of the Pledged Collateral is genuine or owned by any Loan Party or Pledging Stockholder or to preserve rights or benefits of any Person except as expressly set forth in this Section 2.03(d). The duties and responsibilities of either Party under this Section 2.03(d) will be limited solely to possessing or controlling the Pledged Collateral as gratuitous bailee and/or gratuitous agent for perfection in accordance with this Section 2.03(d).

(4) YA Lender agrees to provide written notice to Melar Lender of the occurrence of the Effective Transfer Date.

(5) Upon the occurrence of the Effective Transfer Date, Melar Lender agrees to use commercially reasonable efforts to timely and expeditiously effect the transfer of the Pledged Collateral to YA Lender, and until such transfer is complete, Melar Lender acknowledges and agrees it shall continue to act as gratuitous bailee / gratuitous agent on behalf of YA Lender with respect to such Pledged Collateral. Melar Lender agrees to execute any amendments or other transfer documents necessary to have YA Lender acknowledged for purposes of perfection of the Pledged Collateral. Any expenses incurred in connection with the transfer of Pledged Collateral shall be at the Maker’s expense.

(6) As used herein, “Effective Transfer Date” shall mean the date on which the aggregate original principal amount funded under the YA Loan Documents by YA Lender equals or exceeds $5,000,000.

Section 2.04 Dissolution, Liquidation, Reorganization or Bankruptcy.

(a) If an Insolvency Proceeding involving any Loan Party shall occur and be continuing, each of Melar Lender and YA Lender shall file all claims it may have against such Loan Party, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to Melar Lender and YA Lender, as applicable, the amounts to which YA Lender and/or Melar Lender is entitled to receive in accordance with the provisions of this Agreement.

(b) Each of Melar Lender and YA Lender agrees that it will not object to or oppose a sale or other disposition of any property securing all or any part of the Melar Indebtedness or the YA Indebtedness free and clear of any Liens or other claims of Melar Lender and/or YA Lender under Section 363 of the Bankruptcy Code or any sale pursuant to a plan of reorganization if, with respect to the YA Lender, all YA Indebtedness is paid in full in cash from the proceeds of such sale, and, with respect to the Melar Lender, all Melar Indebtedness is paid in full in cash from the proceeds of such sale. To the extent that Melar Lender or YA Lender receives payments on, or proceeds of Collateral for, the Melar Indebtedness or the YA Indebtedness, as applicable, which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state, federal, provincial or foreign law, common law, or equitable cause, then as between Melar Lender and YA Lender hereunder, to the extent of such payment or proceeds received, the Melar Indebtedness (or part thereof) and/or the YA Indebtedness (or part hereof), as applicable, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Melar Lender and/or YA Lender, and each of Melar Lender and YA Lender agrees to promptly turn over to the other Party any and all payments and proceeds received by or for the account of the other Party as a result of any such avoidance, disallowance or invalidation to which the other is entitled under this Agreement.

(c) Without limiting the foregoing provisions of this Section 2.04 and subject to the other express provisions of this Agreement, in any Insolvency Proceeding involving any Loan Party, each of Melar Lender and YA Lender may exercise any rights and remedies generally available to holders of unsecured claims against such Loan Party.

(d) The provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code (or similar insolvency law).

Section 2.05 Incorrect Payments. If any payment, prepayment, repayment, redemption or other Distribution on account of the Melar Indebtedness not permitted to be made by any Loan Party or accepted by Melar Lender under this Agreement is received by Melar Lender (including any Principal Payments made under Section 2.02 of this Agreement), such payment, prepayment, repayment, redemption or other Distribution shall not be commingled with any of the assets of Melar Lender, shall be held in trust by Melar Lender for the benefit of YA Lender and shall be promptly paid over to YA Lender in the same form as received, with any necessary endorsement, for application (in accordance with the YA Loan Documents) to the payment of the YA Indebtedness then remaining unpaid. If any payment, prepayment, repayment, redemption or other Distribution on account of the YA Indebtedness not permitted to be made by any Loan Party or accepted by YA Lender under this Agreement is received by YA Lender (including any Principal Payments made under Section 2.02 of this Agreement), such payment, prepayment, repayment, redemption or other Distribution shall not be commingled with any of the assets of YA Lender, shall be held in trust by YA Lender for the benefit of Melar Lender and shall be promptly paid over to Melar Lender in the same form as received, with any necessary endorsement, for application (in accordance with the Melar Loan Documents) to the payment of the Melar Indebtedness then remaining unpaid.

Section 2.06 [Reserved]

Section 2.07 Conversion Rights of Melar Lender and YA Lender with respect to Maker (or its Successor) Equity.

(a) For purposes of this Section 2.07 only, references to any successor of Maker shall not include Melar Acquisition (or its successor).

(b) Melar Lender and YA Lender each acknowledge and agree that, as of the date hereof, the conversion terms on which such Lender Indebtedness is converted into equity of Maker (or its successor) is intended to be the same (i.e., such Lender Indebtedness shall be treated the same in any conversion involving Maker’s (or its successor’s) equity). Notwithstanding anything to the contrary contained in this Section 2.07, if a Party is agreeable to convert its Lender Indebtedness on terms or at a conversion price that is less advantageous to it (as compared to the terms and/or the conversion price sought by the other Party), such Party may finalize the arrangements between it and Maker (or its successor) and convert its Lender Indebtedness into equity of Maker (or its successor) and no violation of this Agreement shall occur as a result thereof.

(c) If either Party wishes to convert its Lender Indebtedness into the equity of Maker (or its successor) (such Party herein referred to as the “Interested Party”) and Maker’s (or such successor’s) equity is then not traded on a nationally recognized exchange where a market trading price is established, then at least ten (10) Business Days (or such shorter period as agreed to by the Parties) prior to the commencement of any negotiations with Maker (or its successor) the Interested Party shall deliver written notice to the other Party (which written notice must be received by the other Party at least seven (7) Business Days (or such shorter period as agreed to by the Parties) prior to the commencement of any such negotiation with Maker (or its successor)) stating its intention to commence negotiations with Maker (or its successor), inviting the other Party to such negotiations and identifying the place (or the means by which) and time that the Parties and Maker (or its successor) shall convene a meeting for such negotiations. If Interested Party does not receive a written response from the other Party accepting its invitation to join such negotiations at least two (2) Business Days prior to the date for commencing such negotiations, the Interested Party may proceed and negotiate with Maker (or its successor) without the other Party (but if later advised of the other Party’s intention to join such negotiations, such other Party shall be permitted to join the negotiations). The obligation of a Party to invite the other Party to join in any such negotiations shall apply even if at the time thereof such other Party is not then seeking to convert any of its Lender Indebtedness into equity of Maker (or its successor).

Section 2.08 Obligations Hereunder Not Affected. All rights and interest of Melar Lender and YA Lender hereunder, and all agreements and obligations of the Loan Parties hereunder, shall remain in full force and effect irrespective of: (a) any lack of validity or enforceability of any document evidencing, in respect of, guaranteeing, securing or otherwise relating any of the Melar Indebtedness and/or the YA Indebtedness; (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Melar Indebtedness and/or the YA Indebtedness, or any other amendment or waiver of or any release or consent to departure from any of the Melar Loan Documents and/or the YA Loan Documents; (c) any exchange, subordination, release or non-perfection of any Collateral for all or any of the Melar Indebtedness and/or the YA Indebtedness; (d) any failure of Melar Lender or YA Lender, as applicable, to assert any claim or to enforce any right or remedy against the other Party or any Loan Party under the provisions of this Agreement or any Melar Loan Document or any YA Loan Document; (e) any reduction, limitation, impairment or termination of the Melar Indebtedness and/or the YA Indebtedness for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Loan Parties hereby irrevocably waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, non-genuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Melar Indebtedness and/or YA Indebtedness; and (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Loan Parties in respect of the Melar Indebtedness or the YA Indebtedness in respect of this Agreement.

Section 2.09 Marshaling. Melar Lender hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require YA Lender to marshal any property of any Loan Party or of any other guarantor or obligor of the YA Indebtedness for the benefit of Melar Lender. YA Lender hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require Melar Lender to marshal any property of any Loan Party or of any other guarantor or obligor of the Melar Indebtedness for the benefit of YA Lender.

Section 2.10 Waiver of Certain Rights. YA Lender hereby waives all notice of the acceptance by Melar Lender of the provisions of this Agreement, and YA Lender expressly consents to reliance by Melar Lender upon the agreements as herein provided. Melar Lender hereby waives all notice of the acceptance by YA Lender of the provisions of this Agreement, and Melar Lender expressly consents to reliance by YA Lender upon the agreements as herein provided.

Section 2.11 Enforcement of Rights of Parties. Notwithstanding anything to the contrary in the Melar Loan Documents or the YA Loan Documents, but subject to Article 2 hereof, Melar Lender with respect to the Melar Indebtedness and YA Lender with respect to the YA Indebtedness shall be permitted to take any actions against Maker and the other Loan Parties or the Collateral or exercise any rights or remedies with respect to the Melar Indebtedness or YA Indebtedness, as applicable, or any Melar Loan Documents or YA Loan Documents, as applicable, related thereto, after an event of default thereunder, acting in such Party’s sole discretion and without the prior approval of the other Party.

Section 2.12 No Indirect Actions. Unless otherwise expressly stated, if a Party may not take an action under this Agreement, then it may not take that action indirectly, or assist or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the Party but is intended to have substantially the same effects as the prohibited action.

ARTICLE 3
NOTICE OF DEFAULT; AMENDMENTS

Section 3.01 Notices of Events of Default. Each Loan Party agrees to provide the Parties a copy of any written notice of an “Event of Default” (as defined in the Melar Loan Documents or the YA Loan Documents, as applicable) delivered to it by the Melar Lender or the YA Lender, as applicable.

Section 3.02 Copies of Certain Loan Documents. Each Loan Party agrees to provide the Parties a copy of any executed amendment, waiver, supplement or other modification of the Melar Loan Documents or YA Loan Documents, as applicable, promptly following the execution thereof by the applicable Loan Parties and the applicable Party thereto.

ARTICLE 4
ADDITIONAL REPRESENTATIONS AND COVENANTS

Section 4.01 Representations and Covenants.

(a) Melar Lender hereby makes the following representations and warranties to YA Lender as of the Effective Date:

(1)	Melar Lender has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Melar Lender, duly executed and delivered by Melar Lender and constitutes valid and binding obligations of Melar Lender enforceable against Melar Lender in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”).

(2)	Neither the execution, delivery or performance by Melar Lender of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Melar Lender pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which Melar Lender is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of Melar Lender.

(3)	No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Melar Lender of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to Melar Lender.

(4)	True and correct copies of all of the Melar Loan Documents in existence as of the date of this Agreement have been provided to YA Lender.

(b) YA Lender hereby makes the following representations and warranties to Melar Lender as of the Effective Date:

(1)	YA Lender has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of YA Lender, duly executed and delivered by YA Lender and constitutes valid and binding obligations of YA Lender enforceable against YA Lender in accordance with its terms, subject to the Enforceability Exceptions.

(2)	Neither the execution, delivery or performance by YA Lender of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of YA Lender pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which YA Lender is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of YA Lender.

(3)	No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by YA Lender of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to YA Lender.

(4)	True and correct copies of all of the YA Loan Documents in existence as of the date of this Agreement have been provided to Melar Lender.

(c) Maker, for itself and on behalf of its subsidiaries, hereby makes the following representations and warranties to Melar Lender and YA Lender as of the Effective Date:

(1)	Maker has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Maker, duly executed and delivered by Maker and constitutes valid and binding obligations of Maker enforceable against Maker in accordance with its terms, subject to the Enforceability Exceptions.

(2)	Neither the execution, delivery or performance by Maker of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Maker pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which Maker is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of Maker.

(3)	No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Maker of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to Maker.

(4)	Maker will not offer any Board seat or observer rights to a Party unless the same offer of Board seat or observer rights is being offered by Maker concurrently to other Party; provided, however, the Maker’s failure to comply with its obligations herein shall not preclude any Party from accepting Maker’s offer of Board seat or observer rights.

(d) Palella and Holdings each hereby makes the following representations and warranties to Melar Lender and YA Lender as of the Effective Date:

(1)	Palella and Holdings each has the power, authority and legal right to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary action of Holdings, duly executed and delivered by Palella and Holdings, as applicable, and constitutes valid and binding obligations of Palella and Holdings enforceable against Palella and Holdings in accordance with its terms, subject to the Enforceability Exceptions.

(2)	Neither the execution, delivery or performance by Palella or Holdings of this Agreement nor compliance by it with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of Palella or Holdings pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement, partnership agreement or any other agreement, contract or instrument to which Palella or Holdings is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of Holdings.

(3)	No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date hereof), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Palella or Holdings of this Agreement or (ii) the legality, validity, binding effect or enforceability of this Agreement with respect to Palella or Holdings.

ARTICLE 5

Modifications

Section 5.01 Modification of the Melar Loan Documents. Melar Lender and the Loan Parties shall not, without the prior written consent of YA Lender, amend, modify, restate or supplement any of the Melar Loan Documents if any such amendment, modification, restatement or supplement would (a)(i) increase non-default interest rate by more than three percent (3%) of the non-default interest rate set forth in the Melar Loan Documents (as of the Effective Date) or (ii) increase the default interest rate by more than three percent (3%) of the default interest rate set forth in the Melar Loan Documents (as of the Effective Date), (b) modify or add any covenant or add any events of default (howsoever defined) if the effect of such modification or addition would restrict any Loan Party from making any payments of any YA Indebtedness or from granting any security interest or lien on any of such Loan Party’s assets and properties, (c) increase the principal amount of any Melar Indebtedness committed to be lent or, if no commitment is provided thereunder, actually lent under the Melar Loan Documents, without duplication, by an amount greater than $10,000,000 (determined without giving effect to any interest paid in kind and accreted to principal), or (d) contravene the provisions of this Agreement.

Section 5.02 Modification of the YA Loan Documents. YA Lender and the Loan Parties shall not, without the prior written consent of Melar Lender, amend, modify, restate or supplement any of the YA Loan Documents if any such amendment, modification, restatement or supplement would (a)(i) increase non-default interest rate by more than three percent (3%) of the non-default interest rate set forth in the YA Loan Documents (as of the Effective Date) or (ii) increase the default interest rate by more than three percent (3%) of the default interest rate set forth in the YA Loan Documents (as of the Effective Date), (b) modify or add any covenant or add any events of default (howsoever defined) if the effect of such modification or addition would restrict any Loan Party from making any payments of any Melar Indebtedness or from granting any security interest or lien on any of such Loan Party’s assets and properties, (c) increase the principal amount of any YA Indebtedness committed to be lent or, if no commitment is provided thereunder, actually lent under the YA Loan Documents, without duplication, by an amount greater than $10,000,000 (determined without giving effect to any interest paid in kind and accreted to principal), or (d) contravene the provisions of this Agreement.

ARTICLE 6

MISCELLANEOUS

Section 6.01 Notices. All notices, requests, demands and other communications under or in respect of this Agreement or any transactions hereunder shall be in writing (which may include facsimile or email communication, but not text message or posting via any social media) and shall be personally delivered or mailed (by prepaid registered or certified mail, return receipt requested), sent by prepaid recognized overnight courier service, or by facsimile or email transmission to the applicable party at its address or facsimile number indicated below:

If to YA Lender:

YA II PN, Ltd.

c/o Yorkville Advisors Global, LLC

1012 Springfield Avenue

Mountainside, NJ 07092

Attention: Mark Angelo

Email: Legal@yorkvilleadvisors. com

If to Melar Lender:

Melar Acquisition Corp. I

Melar Capital Group LLC

132 West 72nd Street, 4th Floor

New York, NY 10012

Attention: Gautam Ivatury, Chief Executive Officer

Telephone No.: (702) 781-1120

Email: [***]

with a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

Attention: Matthew A. Gray, Esq. and Stuart Neuhauser, Esq.

Telephone No.: (212) 370-1300

Email: mgray@egsllp.com; sneuhauser@egsllp.com

If to Maker:

Everli Global Inc.

12 East 49th Street, Suite 1506

New York, NY 10017

Attention: Salvatore Palella, Chief Executive Officer

Email: [***]

with a copy to:

Ortoli Rosenstadlt LLP

366 Madison Avenue

New York, NY 10017

Attention: William Rosenstadt, Esq.

Telephone No.: (212) 588-0022

Email: wsr@orllp.legal

If to Palella:

Salvatore Palella

c/o Everli Global Inc.

12 East 49th Street, Suite 1506

New York, NY 10017

Email: [***]

with a copy to:

Ortoli Rosenstadlt LLP

366 Madison Avenue

New York, NY 10017

Attention: William Rosenstadt, Esq.

Telephone No.: (212) 588-0022

Email: wsr@orllp.legal

If to Holdings:

Palella Holdings LLC

c/o Everli Global Inc.

12 East 49th Street, Suite 1506

New York, NY 10017

Attention: Salvatore Palella, Chief Executive Officer

Email: [***]

with a copy to:

Ortoli Rosenstadlt LLP

366 Madison Avenue

New York, NY 10017

Attention: William Rosenstadt, Esq.

Telephone No.: (212) 588-0022

Email: wsr@orllp.legal

or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to the other party delivered as aforesaid. All such notices, requests, demands and other communications shall be deemed given (i) when personally delivered, (ii) when received after being deposited in the mails with postage prepaid (by registered or certified mail, return receipt requested), (iii) one (1) Business Day after being timely delivered to the overnight courier service, if prepaid and sent overnight delivery, addressed as aforesaid and with all charges prepaid or billed to the account of the sender, (iv) when sent by facsimile transmission to a facsimile number designated by such addressee and the sender receives a confirmation of transmission from the sending facsimile machine, or (v) if delivered by email or other electronic transmission as set.

Section 6.02 Modification. No provision of this Agreement may be amended, changed, waived, discharged or terminated except by an instrument in writing signed by YA Lender and Melar Lender.

Section 6.03 WAIVER OF JURY TRIAL. EACH PARTY HERETO, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.04 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 6.05 Jurisdiction; Consent to Service of Process.

(a) Each party hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 6.05(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 6.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Such counterparts shall constitute but one and the same instrument and shall be binding upon, and shall inure to the benefit of, each of the undersigned individually as fully and completely as if all had signed one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6.07 Successors and Assigns.

(a) This Agreement shall inure to the benefit of, and shall be binding upon, the respective heirs, legal representatives, successors and permitted assigns of Melar Lender, YA Lender and the Loan Parties.

(b) To the extent permitted under the Melar Loan Documents, Melar Lender may, from time to time, assign or transfer any or all of the Melar Indebtedness and/or Melar Loan Documents or any interest therein to any Person (provided, however, that such Person shall have first executed and delivered a written instrument agreeing to be bound by the provisions of this Agreement, in form and substance reasonably satisfactory to YA Lender), and such permitted assignee or transferee of any of the Melar Indebtedness and/or Melar Loan Documents or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Melar Indebtedness, be a party to this Agreement, subject to the provisions of this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

(c) To the extent permitted under the YA Loan Documents, YA Lender may, from time to time, assign or transfer any or all of the YA Indebtedness or the YA Loan Documents or any interest therein to any Person (provided, however, that any such Person shall have first executed and delivered a written instrument agreeing to be bound by the provisions of this Agreement, in form and substance reasonably satisfactory to Melar Lender), and any such permitted assignee or transferee of any of the YA Indebtedness or the YA Loan Documents or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the YA Indebtedness, be a party to this Agreement, subject to the provisions of this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

(d) The Loan Parties shall not have any right to assign or transfer any of their obligations under this Agreement without the prior written consent of the YA Lender and the Melar Lender (and any assignee or transferee of such Party that is a party to this Agreement).

(e) Any assignment or transfer made in violation of this Section 6.07 shall be null and void.

Section 6.08 Relative Rights; No Right of Loan Parties to Enforce. This Agreement shall define the relative rights of Melar Lender and YA Lender. Each Loan Party understands that this Agreement is for the sole benefit of Melar Lender and YA Lender and their respective successors and permitted assigns, and that such Loan Party is not an intended beneficiary or third party beneficiary thereof. It is understood and agreed that no Loan Party nor any of their Affiliates shall have any right to enforce any term, provision or agreement of this Agreement against Melar Lender or YA Lender. Nothing in this Agreement shall (a) impair, as among the Loan Parties and Melar Lender, and as between the Loan Parties and YA Lender, the obligation of the Loan Parties with respect to the payment of the Melar Indebtedness and the YA Indebtedness in accordance with their respective terms, or (b) affect the relative rights of Melar Lender or YA Lender with respect to any other creditors of the Loan Parties. The terms of this Agreement shall govern even if all or any part of the Melar Indebtedness or the Liens in favor of Melar Lender or even if all or any part of the YA Indebtedness or the Liens in favor of YA Lender, in either such case, are avoided, disallowed, unperfected, set aside or otherwise invalidated in any judicial proceeding or otherwise.

Section 6.09 Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Melar Loan Documents or the YA Loan Documents, the provisions of this Agreement shall control and govern.

Section 6.10 Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

Section 6.11 Trust Account Waiver. Maker hereby acknowledges and agrees that the provisions set forth in Section 8.1 of the Merger Agreement (Waiver of Claims Against Trust) shall also apply to this Agreement as if the terms thereof were expressly set forth herein. Palella and Holdings each hereby acknowledges that it has reviewed a copy of the Merger Agreement and hereby agrees to be subject to the provisions of Section 8.1 of the Merger Agreement (Waiver of Claims Against Trust) applicable to Maker as if such provisions were incorporated into this Agreement (with any reference to the “Agreement” therein instead referring to this Agreement).

Section 6.12 Nonreliance; Information Concerning Financial Condition.

(a) Each of Melar Lender and YA Lender acknowledge that (i) each has, independently and without reliance upon, in the case of Melar Lender, YA Lender and, in the case of YA Lender, Melar Lender, and based on such documents and information as each has deemed appropriate, made their own credit analyses and decisions to enter into the Melar Loan Documents or the YA Loan Documents to which they are party and (ii) each will, independently and without reliance upon, in the case of Melar Lender, YA Lender and, in the case of YA Lender, Melar Lender, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decisions in taking or not taking any action under this Agreement or any other Melar Loan Document or YA Loan Document to which they are party. Melar Lender and YA Lender shall have no duty to disclose to the other, any information relating to any Loan Party, or any other circumstance bearing upon the risk of nonpayment of any of the Melar Indebtedness or the YA Indebtedness, as the case may be, that is known or becomes known to any of them or any of their Affiliates.

(b) Melar Lender hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and of all other circumstances bearing upon the risk of nonpayment of the Melar Indebtedness and agrees that YA Lender has and shall have no duty to advise Melar Lender of information known to YA Lender regarding such condition or any such circumstances. In the event that YA Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to Melar Lender, then YA Lender shall not be under any obligation to (i) provide any such information to Melar Lender on any subsequent occasion, (ii) undertake any investigation, or (iii) disclose any information which, pursuant to its commercial finance practices, YA Lender wishes to maintain confidential. Melar Lender acknowledges and agrees that YA Lender has not made any warranties or representations with respect to the legality, validity, enforceability or collectability of the YA Indebtedness or any Liens or security interests held in connection therewith.

(c) YA Lender hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and of all other circumstances bearing upon the risk of nonpayment of the YA Indebtedness, and agrees that Melar Lender has and shall have no duty to advise YA Lender of information known to Melar Lender regarding such condition or any such circumstances. In the event that Melar Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to YA Lender, then Melar Lender shall not be under any obligation to (i) provide any such information to YA Lender on any subsequent occasion, (ii) undertake any investigation, or (iii) disclose any information which, pursuant to its commercial finance practices, Melar Lender wishes to maintain confidential. YA Lender acknowledges and agrees that Melar Lender has not made any warranties or representations with respect to the legality, validity, enforceability, collectability of the Melar Indebtedness or any Liens or security interests held in connection therewith.

Section 6.13 Further Assurance. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the terms of this Agreement. Without limiting the foregoing, the Loan Parties shall promptly (in no event later than twenty-one (21) days from the Effective Date) deliver to (A)(i) Melar Lender, the documents and agreements set forth on Schedule A-1, each in form and substance satisfactory to Melar Lender, and (ii) to Melar Lender, as gratuitous bailee and/or gratuitous agent, such stock powers and assignment instruments duly executed in blank by Maker, Holdings, Palella and Everli Europe S.r.l., as applicable, together with the original stock certificates or other certificates evidencing ownership of the equity interests of Maker, Holdings, and Maker’s subsidiaries, which shall be reasonably in form and substance to Melar Lender and YA Lender; and (B) YA Lender the documents and agreements set forth on Schedule B-1, each in form and substance satisfactory to YA Lender.

Section 6.14 Termination of Agreement. This Agreement shall remain in full force and effect until the Payment in Full of the Melar Indebtedness or the YA Indebtedness after which this Agreement shall terminate without further action on the part of the parties hereto; provided, that if any payment is, subsequent to such termination, recovered from any holder of the Melar Indebtedness or any holder of the YA Indebtedness, this Agreement shall be reinstated.

Section 6.15 Acknowledgment of Loan Parties. Each of the undersigned Loan Parties has read this Agreement and acknowledges, and agrees with, the provisions of this Agreement. Each of the undersigned Loan Parties agrees not to take any action that would be contrary to the provisions of this Agreement, agrees to abide by the requirements applicable to it under this Agreement and agrees that neither Melar Lender nor YA Lender shall have any liability to any Loan Party for acting in accordance with the provisions of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first above written.

MELAR LENDER:

Melar Acquisition Corp. I

By:	/s/ Gautam Ivatury
	Name:	Gautam Ivatury
	Title:	Authorized Signatory

Melar Capital Group LLC

By:	/s/ Eric Lifshitz
	Name:	Eric Lifshitz
	Title:	Managing Member

YA LENDER:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:	/s/ Matthew Beckman
	Name:	Matthew Beckman
	Title:	Manager

MAKER:

Everli Global Inc.

By:	/s/ Salvatore Palella
	Name:	Salvatore Palella
	Title:	CEO

PALELLA:

/s/ Salvatore Palella
Salvatore Palella

HOLDINGS:

Palella Holdings LLC

By:	/s/ Salvatore Palella
	Name:	Salvatore Palella
	Title:	CEO

SUBSIDIARIES OF MAKER:

EVERLI EUROPE S.r.l

By:	/s/ Gian Luca Spriano
	Name:	Gian Luca Spriano
	Title:	Amministratore Delegato

EVERLI S.p.A.

By:	/s/ Gian Luca Spriano
	Name:	Gian Luca Spriano
	Title:	Presidente del CdA